Filed Pursuant to Rule 433
                                                         File No.: 333-140804-01

Hello All,

Attached please find the preliminary multifamily tape for the LDP10 transaction. The class balance is currently at $734,403,115 and consists only of 10yr loans. Reds are tentatively scheduled for the week of 3/12 with pricing the week of 3/19. We would appreciate your feedback on these loans by this Wednesday, 3/7. Please call if you have any questions. Thanks.

(See attached file: JPMCC 2007-LDP10 Multifamily Tape 2007-03-02.xls)

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-400-7834 or emailing Avinash Bappanad at bappanad_avinash@jpmorgan.com.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

This communication is for informational purposes only. It is not intended as an offer or solicitation for the purchase or sale of any financial instrument or as an official confirmation of any transaction. All market prices, data and other information are not warranted as to completeness or accuracy and are subject to change without notice. Any comments or statements made herein do not necessarily reflect those of JPMorgan Chase & Co., its subsidiaries and affiliates.

This transmission may contain information that is privileged, confidential, legally privileged, and/or exempt from disclosure under applicable law. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution, or use of the information contained herein (including any reliance thereon) is STRICTLY PROHIBITED. Although this transmission and any attachments are believed to be free of any virus or other defect that might affect any computer system into which it is received and opened, it is the responsibility of the recipient to ensure that it is virus free and no responsibility is accepted by JPMorgan Chase & Co., its subsidiaries and affiliates, as applicable, for any loss or damage arising in any way from its use. If you received this transmission in error, please immediately contact the sender and destroy the material in its entirety, whether in electronic or hard copy format. Thank you.

This communication is for informational purposes only. It is not intended as an offer or solicitation for the purchase or sale of any financial instrument or as an official confirmation of any transaction. All market prices, data and other information are not warranted as to completeness or accuracy and are subject to change without notice. Any comments or statements made herein do not necessarily reflect those of JPMorgan Chase & Co., its subsidiaries and affiliates.

This transmission may contain information that is privileged, confidential, legally privileged, and/or exempt from disclosure under applicable law. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution, or use of the information contained herein (including any reliance thereon) is STRICTLY PROHIBITED. Although this transmission and any attachments are believed to be free of any virus or other defect that might affect any computer system into which it is received and opened, it is the responsibility of the recipient to ensure that it is virus free and no responsibility is accepted by JPMorgan Chase & Co., its subsidiaries and affiliates, as applicable, for any loss or damage arising in any way from its use. If you received this transmission in error, please immediately contact the sender and destroy the material in its entirety, whether in electronic or hard copy format. Thank you. Please refer to http://www.jpmorgan.com/pages/terms for important disclosures under the Terms of Use.

JPMCC 2007-LDP10

MULTIFAMILY AND MANUFACTURED HOUSING LOANS

      Signifies a loan with multiple properties

Loan #      Loan/Prop   Originator   Property Name
---------   ---------   ----------   -------------------------------------------
    54626   Loan        JPMCB        Hampton at Town Center
    35195   Loan        NCCI         Jogani - The Hamptons
    35168   Loan        NCCI         Jogani - Sierra Springs
    27272   Loan        NCCI         Jogani - North Pointe - Riverside
    35172   Loan        NCCI         Jogani - Boardwalk / Park Place
    35170   Loan        NCCI         Jogani - Crosswinds
    32973   Loan        NCCI         Jogani - West View (West Lake)
    32999   Loan        NCCI         Jogani - Mountain View Townhouse (Whittier)
    33000   Loan        NCCI         Jogani - Mountain Gate
    32969   Loan        NCCI         Jogani - Central Park
    32984   Loan        NCCI         Jogani - Sherman Pointe
    36615   Loan        NCCI         Jogani - The Victorian
        9   Loan        UBS          2700-2800 Bronx Park East
        4   Loan        EHY          546 Broadway
       11   Loan        UBS          Sawyer Portfolio
    11.01   Property    UBS          Whispering Palms
    11.02   Property    UBS          Boardwalk at Inverrary
    39475   Loan        NCCI         Pinnacle Heights
    39427   Loan        NCCI         Addison at Wyndham
    38622   Loan        NCCI         Worthington Meadows
940953386   Loan        PNC          Ashley House Apartment Homes
    38362   Loan        NCCI         College Suites-Murfreesboro TN




    39326   Loan        NCCI         BGK College Suites at Campbell Lane
940953074   Loan        PNC          Remington Apartments
       17   Loan        UBS          1691 Broadway
    38757   Loan        NCCI         Ashton Oaks Apartments
    55519   Loan        JPMCB        Park Place Apartments
    39472   Loan        NCCI         Colonia Del Rio
    39474   Loan        NCCI         Springhill
    38857   Loan        NCCI         Beta Nu Portfolio - Hickory Ridge
    38488   Loan        NCCI         Stonegate at Eagle's Landing
    39471   Loan        NCCI         Hacienda Del Rio
    39470   Loan        NCCI         Casas Lindas
     3849   Loan        NCCI         Sunpointe Apartments
        3   Loan        EHY          Legacy at Wesleyan
    39139   Loan        NCCI         Twin Oaks Apartments
    38856   Loan        NCCI         Beta Nu Properties - Heritage
       37   Loan        UBS          Franklin Ave. & Whitley Ave.
    38859   Loan        NCCI         Beta Nu Portfolio - Olde Towne
    54777   Loan        JPMCB        Cooper's Landing IIB
    38989   Loan        NCCI         Pierre Suites
    54953   Loan        JPMCB        Courtyard
    39038   Loan        NCCI         California Senior Plaza
940952650   Loan        PNC          Desert Winds Townhomes
    38858   Loan        NCCI         Beta Nu Portfolio - Cedar Ridge
940953327   Loan        PNC          Timberline Apartments
    38860   Loan        NCCI         Beta Nu Portfolio - Evergreen
    38793   Loan        NCCI         Paradise Park ROC
    38417   Loan        NCCI         Timber Ridge Apartments
940953270   Loan        PNC          Enterprise Square
940953328   Loan        PNC          Turtle Creek Park
    53541   Loan        JPMCB        Village at Wingfield Apartments
    53541   Loan        JPMCB        Foxwood
    39339   Loan        NCCI         Beth Boulevard Apartments
    53718   Loan        JPMCB        Meadow Ridge
    55961   Loan        JPMCB        Somerset
    54300   Loan        JPMCB        Conklin

Loan #      Address                                                              City
---------   ------------------------------------------------------------------   ----------------
    54626   19757 Crystal Rock Drive                                             Germantown
    35195   3070 South Nellis Boulevard                                          Las Vegas
    35168   26030 East Baseline Street                                           San Bernardino
    27272   5829 Montgomery Street                                               Riverside
    35172   7270 8th Street                                                      Buena Park
    35170   4355 South Jones Boulevard                                           Las Vegas
    32973   334 South Westlake Avenue                                            Los Angeles
    32999   1100 East Whittier Avenue                                            Hemet
    33000   4575 Little Mountain Drive                                           San Bernardino
    32969   1129 East Central Avenue                                             Redlands
    32984   6851 Sepulveda Boulevard                                             Van Nuys
    36615   3435 Webb Chapel Extension                                           Dallas
        9   2700-2800 Bronx Park East                                            Bronx
        4   546 Broadway                                                         New York
       11   Various                                                              Various
    11.01   4550 NW 36th Street                                                  Lauderdale Lakes
    11.02   2915 NW 60th Avenue                                                  Sunrise
    39475   7990 East Snyder Road                                                Tucson
    39427   11401 Old Nuckols Road                                               Glen Allen
    38622   699 Wellingshire Boulevard                                           Worthington
940953386   3903 South Mason Road                                                Katy
    38362   2315 Tennessee Boulevard                                             Murfreesboro




    39326   2426 Thoroughbred Drive                                              Bowling Green
940953074   8801 Tarter Avenue                                                   Amarillo
       17   1691-1695 Broadway                                                   New York
    38757   2030 Northcliffe Drive                                               Winston-Salem
    55519   2707-2747 Park Place Lane                                            Janesville
    39472   4601 North Via Entrada                                               Tucson
    39474   8030 East Lakeside Parkway                                           Tucson
    38857   1718 West 55th Avenue                                                Merrillville
    38488   700 Rock Quarry Road                                                 Stockbridge
    39471   4545 North Via Entrada                                               Tucson
    39470   699 West Magee Road                                                  Tucson
     3849   7077 West McDowell Road                                              Phoenix
        3   1800 Wesleyan Drive                                                  Macon
    39139   2555 Twin Oaks Court                                                 Decatur
    38856   101 Brookside Drive and 1-63 Candlelight Lane                        Dover
       37   Franklin Avenue & Whitley Avenue                                     Los Angeles
    38859   790 Irving Drive                                                     Clarksville
    54777   5001 Cooper's Landing Drive                                          Kalamazoo
    38989   825 - 835 Pine Street                                                San Francisco
    54953   1988 Davis Drive                                                     Belvidere
    39038   8633 California Avenue                                               South Gate
940952650   102-197 Desert Winds Way                                             Mesquite
    38858   2313 Grantline Road                                                  New Albany
940953327   7902 South Sheridan                                                  Tulsa
    38860   813 Eastern Boulevard                                                Clarksville
    38793   7111 142nd Avenue North                                              Largo
    38417   825 Cherry Avenue                                                    Birmingham
940953270   506, 514 and 524 North Enterprise Street and 422 East Merry Street   Bowling Green
940953328   2218 East 59th Street                                                Tulsa
    53541   1302 North Main Street                                               Webb City
    53541   3803 Sage Drive                                                      Rockford
    39339   3155 Beth Boulevard                                                  Decatur
    53718   1121 North McIntosh Road                                             Norfolk
    55961   1020 North Main Street                                               Rockford
    54300   2525 Conklin Drive                                                   Rockford

Loan #      County           State   Zipcode   No. of Props   Property Type          Property SubType       Cutoff Balance
---------   --------------   -----   -------   ------------   --------------------   --------------------   --------------
    54626   Montgomery       MD        20874              1   Multifamily            Garden                  65,500,000.00
    35195   Clark            NV        89121              1   Multifamily            Garden                  23,441,699.89
    35168   San Bernardino   CA        92410              1   Multifamily            Garden                  13,200,957.96
    27272   Riverside        CA        92503              1   Multifamily            Garden                  12,296,748.69
    35172   Orange           CA        90621              1   Multifamily            Garden                   8,396,911.02
    35170   Clark            NV        89103              1   Multifamily            Garden                   4,404,893.56
    32973   Los Angeles      CA        90057              1   Multifamily            Garden                   3,940,024.74
    32999   Riverside        CA        92543              1   Multifamily            Garden                   3,241,525.57
    33000   San Bernardino   CA        92407              1   Multifamily            Garden                   3,164,235.08
    32969   San Bernardino   CA        92374              1   Multifamily            Garden                   2,824,185.37
    32984   Los Angeles      CA        91405              1   Multifamily            Garden                   2,701,586.31
    36615   Dallas           TX        75220              1   Multifamily            Garden                   2,188,405.27
        9   New York         NY        10467              1   Multifamily            Mid/High Rise           52,000,000.00
        4   New York         NY        10012              1   Mixed Use              Office/Retail           46,000,000.00
       11   Broward          FL      Various              2   Multifamily            Mid/High Rise           43,000,000.00
    11.01   Broward          FL        33319              1   Multifamily            Mid/High Rise           21,960,000.00
    11.02   Broward          FL        33313              1   Multifamily            Mid/High Rise           21,040,000.00
    39475   Pima             AZ        85750              1   Multifamily            Garden                  32,937,000.00
    39427   Henrico          VA        23059              1   Multifamily            Garden                  30,850,000.00
    38622   Franklin         OH        43085              1   Multifamily            Garden                  27,000,000.00
940953386   Harris           TX        77450              1   Multifamily            Garden Apartment        21,500,000.00
    38362   Rutherford       TN        37130              1   Multifamily            Student Housing         21,120,000.00




    39326   Warren           KY        42104              1   Multifamily            Student Housing         20,000,000.00
940953074   Potter           TX        79119              1   Multifamily            Garden Apartment        19,000,000.00
       17   New York         NY        10019              1   Multifamily            Mid/High Rise           18,000,000.00
    38757   Forsyth          NC        27106              1   Multifamily            Garden                  14,250,000.00
    55519   Rock             WI        53545              1   Multifamily            Garden                  14,150,000.00
    39472   Pima             AZ        85718              1   Multifamily            Garden                  14,102,000.00
    39474   Pima             AZ        85730              1   Multifamily            Garden                  13,295,000.00
    38857   Lake             IN        46410              1   Multifamily            Garden                  13,220,000.00
    38488   Henry            GA        30281              1   Multifamily            Garden                  13,000,000.00
    39471   Pima             AZ        85718              1   Multifamily            Garden                  12,560,000.00
    39470   Pima             AZ        85704              1   Multifamily            Garden                  11,513,000.00
     3849   Maricopa         AZ        85035              1   Multifamily            Garden                   8,160,000.00
        3   Bibb             GA        31210             21   Multifamily            Garden                   7,500,000.00
    39139   Macon            IL        62526              1   Multifamily            Garden                   7,500,000.00
    38856   Tuscarawas       OH        44622              1   Multifamily            Garden                   7,120,000.00
       37   Los Angeles      CA        90012              1   Multifamily            Mid/High Rise            6,200,000.00
    38859   Clark            IN        47129              1   Multifamily            Garden                   6,190,000.00
    54777   Kalamazoo        MI        49004              1   Multifamily            Garden                   6,000,000.00
    38989   San Francisco    CA        94108              1   Multifamily            Garden                   5,939,100.00
    54953   Boone            IL        61008              1   Multifamily            Garden                   5,368,000.00
    39038   Los Angeles      CA        90280              1   Multifamily            Senior Housing           5,093,370.53
940952650   Clark            NV        89027              1   Multifamily            Garden Apartment         4,290,945.21
    38858   Floyd            IN        47150              1   Multifamily            Garden                   4,225,000.00
940953327   Tulsa            OK        74133              1   Multifamily            Garden Apartment         4,200,000.00
    38860   Clark            IN        47129              1   Multifamily            Garden                   3,920,000.00
    38793   Pinellas         FL        33771              1   Manufactured Housing   Manufactured Housing     3,650,000.00
    38417   Jefferson        AL        35214              1   Multifamily            Garden                   3,289,875.95
940953270   Wood             OH        43402              1   Multifamily            Student Housing          4,657,000.00
940953328   Tulsa            OK        74105              1   Multifamily            Garden Apartment         2,950,000.00
    53541   Jasper           MO        64870              1   Multifamily            Garden                   2,912,000.00
    53541   Winnebago        IL        61114              1   Multifamily            Garden                   2,856,000.00
    39339   Macon            IL        62526              1   Multifamily            Garden                   2,200,000.00
    53718   Madison          NE        68701              1   Multifamily            Garden                   2,095,649.49
    55961   Winnebago        IL        61103              1   Multifamily            Garden                   1,208,000.00
    54300   Winnebago        IL        61101              1   Multifamily            Garden                   1,080,000.00

Loan #      Cutoff Bal/Unit   Gross Coupon   Closing Date   UW DSCR   LTV    Original Term   Remaining Term   Original Amort
---------   ---------------   ------------   ------------   -------   ----   -------------   --------------   --------------
    54626         85,286.46        5.48100   01/31/07          1.22   79.9             120              119                0
    35195         47,646.00         5.5900   10/05/06          1.25   59.7             120              115              360
    35168         60,004.00         5.5900   10/05/06          1.24   72.2             120              115              360
    27272         87,834.00         5.5900   10/05/06          1.24   72.2             120              115              360
    35172         83,969.00         5.5900   10/05/06          1.24   72.2             120              115              360
    35170         68,826.00         5.6400   10/05/06          1.24   72.2             120              115              360
    32973         69,123.00         5.5900   10/05/06          1.24   72.2             120              115              360
    32999         57,884.00         5.5900   10/05/06          1.24   72.2             120              115              360
    33000         71,914.00         5.5900   10/05/06          1.24   72.2             120              115              360
    32969         70,605.00         5.6400   10/05/06          1.24   72.2             120              115              360
    32984         75,044.00         5.5900   10/05/06          1.24   72.2             120              115              360
    36615         17,232.00         5.5900   10/05/06          1.24   72.2             120              115              360
        9         74,074.00        5.53650   02/28/07          1.25   79.6             120              120                0
        4            491.45        5.52000   03/05/07          1.19   74.2             120              120              360
       11         68,800.00        5.99000   11/29/06          1.20   79.9             120              117                0
    11.01         69,714.00                                           79.9             120              117                0
    11.02         67,871.00                                           79.9             120              117                0
    39475        106,248.00         5.9400   02/28/07          1.19   73.2             120              120                0
    39427         98,878.00         5.7500   03/08/07          1.24   77.0             120              120                0
    38622         51,136.00         5.8600   01/09/07          1.37   79.4             120              118                0
940953386         77,898.55        5.55000   01/31/07          1.25   80.0             120              360              360
    38362         97,778.00         5.7900   01/31/07          1.27   80.0             120              119              360




    39326         92,593.00         5.9700   03/02/07          1.56   73.8             120              120                0
940953074         65,972.22         5.7300   09/27/06          1.19   79.8             120              360              360
       17        642,857.00        5.64800   12/29/06          1.43   65.7             120              118                0
    38757         49,479.00         6.1000   12/22/06          1.26   77.0             120              118              360
    55519         68,028.85        5.79200   01/04/07          1.38   77.5             120              119                0
    39472         80,125.00         5.9400   02/28/07          1.27   78.3             120              120                0
    39474         59,353.00         5.9400   02/28/07          1.24   70.0             120              120                0
    38857         33,468.00         6.2400   02/01/07          1.22   89.3             120              119              360
    38488         77,844.00         5.6700   01/25/07          1.23   71.4             120              119              360
    39471         50,645.00         5.9400   02/28/07          1.23   80.0             120              120                0
    39470         79,951.00         5.9400   02/28/07          1.25   80.0             120              120                0
     3849         53,684.00         6.0500   01/17/07          1.26   80.0             120              119                0
        3         37,500.00        5.80000   02/13/07          1.28   75.0             120              120                0
    39139         37,129.00         5.7100   02/28/07          1.37   75.2             120              120              360
    38856         47,467.00         5.8400   01/31/07          1.34   80.0             120              119              360
       37        137,778.00        5.61000   01/19/07          1.27   69.7             120              119                0
    38859         39,679.00         5.8400   01/31/07          1.25   78.9             120              119              360
    54777         62,500.00        5.73260   02/16/07          1.20   80.0             120              120              360
    38989        185,597.00         6.1800   01/17/07          1.04   74.2             120              119                0
    54953         51,615.38        5.84570   01/16/07          1.33   80.0             120              119              360
    39038         73,817.00         6.2200   01/18/06          1.15   70.7             120              119              360
940952650         97,521.48        6.16000   12/27/06          1.29   73.6             120              360              360
    38858         37,723.00         5.8400   01/31/07          1.26   79.7             120              119              360
940953327         25,000.00        5.65000                     1.20   75.0             120              360              360
    38860         31,360.00         5.8400   01/31/07          1.43   80.0             120              119              360
    38793         33,796.00         6.0800   12/01/06          1.43   61.9             120              117              360
    38417         21,933.00         5.8800   11/21/06          1.29   78.3             120              117              360
940953270         52,920.45         5.9500                     1.20   78.9             120              360              360
940953328         29,207.92         5.6600                     1.25   68.6             120              360              360
    53541         45,500.00        6.08650   02/02/07          1.15   75.1             120              120              360
    53541         47,600.00        5.84570   01/16/07          1.27   80.0             120              119              360
    39339         18,033.00         5.7100   02/28/07          1.37   75.2             120              120              360
    53718         24,948.21        6.26000   12/29/06          1.42   69.9             120              118              360
    55961         33,555.56        5.84570   01/16/07          1.21   80.0             120              119              360
    54300         38,571.43        5.84570   01/16/07          1.36   80.0             120              119              360

Loan #      Remaining Amort   Number of Units   No. Studios   Avg. Studio Rent   No. 1-BR   Avg. 1-BR Rent   No. 2-BR
---------   ---------------   ---------------   -----------   ----------------   --------   --------------   --------
    54626                 0               768             0                  0        496              841        272
    35195               355               492             0                  0        140              629        282
    35168               355               220             0                  0        123              599         95
    27272               355               140             0                  0         10              778         80
    35172               355               100             1                695         55              824         44
    35170               355                64             0                  0          0                0         53
    32973               355                57            57                728          0                0          0
    32999               355                56             0                  0         16              727         22
    33000               355                44             0                  0          0                0         44
    32969               355                40             0                  0         10              796         30
    32984               355                36             8                659         23              837          5
    36615               355               127             0                  0        115              485         12
        9                 0               702           166                705        420              701        116
        4               360                14            14               1881          0                0          0
       11                 0               625             0                  0        232              785        313
    11.01                 0               315             0                  0         46              726        189
    11.02                 0               310             0                  0        186              799        124
    39475                 0               310             0                  0        110              823        148
    39427                 0               312             0                  0        128              765        148
    38622                 0               528             0                  0          0                0        526
940953386               360               276            12                667        140              807        108
    38362               360               216             0                  0          0                0          0




    39326                 0               216             0                  0          0                0          0
940953074               360               288             0                  0        110              641        170
       17                 0                28            24               1412          4             1620          0
    38757               360               288             6                577        166              627        114
    55519                 0               208             0                  0        118              652         90
    39472                 0               176             0                  0         88              684         66
    39474                 0               224             0                  0         80              571        144
    38857               360               395             0                  0         43              570        352
    38488               360               167             0                  0         36              720        103
    39471                 0               248             0                  0        216              540         32
    39470                 0               144             0                  0         40              682         88
     3849                 0               152             0                  0         64              580         88
        3                 0               200             0                  0         64              597        112
    39139               360               202             0                  0        134              535         68
    38856               360               150             0                  0         11              463        139
       37                 0                45             8                915         19             1222         18
    38859               360               156             0                  0         84              489         72
    54777               360                96             0                  0         47              638         24
    38989                 0                32            10               1317         22             1762          0
    54953               360               104             0                  0         26              580         78
    39038               359                69             0                  0         63              500          6
940952650               360                44             0                  0          0                0         22
    38858               360               112             0                  0         27              456         78
940953327               360               168             0                  0        120              389         48
    38860               360               125             0                  0         70              430         55
    38793               360               108             0                  0          0                0          0
    38417               357               150             0                  0         16              431        110
940953270               360                88             0                  0         48              462          0
940953328               360               101             0                  0         71              464         26
    53541               360                64             0                  0          0                0         64
    53541               360                60             0                  0          5              565         55
    39339               360               122            63                322         59              433          0
    53718               358                84             0                  0         31              349         53
    55961               360                36             3                373         30              450          3
    54300               360                28             0                  0         20              510          2

Loan #      Avg. 2-BR Rent   No. 3-BR   Avg. 3-BR Rent   No. 4-BR   Avg. 4-BR Rent   No. Units greater than 4-BR
---------   --------------   --------   --------------   --------   --------------   ---------------------------
    54626             1040          0                0          0                0                             0
    35195              724         70              842          0                0                             0
    35168              730          2              895          0                0                             0
    27272              955         51             1072          0                0                             0
    35172              986          0                0          0                0                             0
    35170              806         11              920          0                0                             0
    32973                0          0                0          0                0                             0
    32999              782         18              929          0                0                             0
    33000              885          0                0          0                0                             0
    32969              870          0                0          0                0                             0
    32984             1025          0                0          0                0                             0
    36615              673          0                0          0                0                             0
        9              763          0                0          0                0                             0
        4                0          0                0          0                0                             0
       11              919         80             1042          0                0                             0
    11.01              885         80             1042          0                0                             0
    11.02              967          0                0          0                0                             0
    39475              961         52             1155          0                0                             0
    39427              955         36             1118          0                0                             0
    38622              713          2              780          0                0                             0
940953386             1120         16             1529          0                0                             0
    38362                0        108              445        108              425                             0




    39326                0        108              400        108              420                             0
940953074              757          8              935          0                0                             0
       17                0          0                0          0                0                             0
    38757              719          0                0          0                0                             0
    55519              751          0                0          0                0                             0
    39472              862         22             1006          0                0                             0
    39474              678          0                0          0                0                             0
    38857              667          0                0          0                0                             0
    38488              849         28             1009          0                0                             0
    39471              714          0                0          0                0                             0
    39470              827         16              961          0                0                             0
     3849              683          0                0          0                0                             0
        3                0         24              808          0                0                             0
    39139              686          0                0          0                0                             0
    38856              622          0                0          0                0                             0
       37             1555          0                0          0                0                             0
    38859              590          0                0          0                0                             0
    54777              788         25              883          0                0                             0
    38989                0          0                0          0                0                             0
    54953              648          0                0          0                0                             0
    39038             1079          0                0          0                0                             0
940952650             1047         22             1147          0                0                             0
    38858              558          7              626          0                0                             0
940953327              530          0                0          0                0                             0
    38860              538          0                0          0                0                             0
    38793                0          0                0          0                0                             0
    38417              519         24              614          0                0                             0
940953270                0         40              985          0                0                             0
940953328              572          4              730          0                0                             0
    53541              538          0                0          0                0                             0
    53541              631          0                0          0                0                             0
    39339                0          0                0          0                0                             0
    53718              442          0                0          0                0                             0
    55961              523          0                0          0                0                             0
    54300              575          6              667          0                0                             0

Loan #      Greater than 4-BR avg. rent   No. Units Vacant due to Renovation or Model or Rental Office
---------   ---------------------------   ------------------------------------------------------------
    54626                             0                                                              0
    35195                             0                                                              2
    35168                             0                                                              0
    27272                             0                                                              1
    35172                             0                                                              0
    35170                             0                                                              0
    32973                             0                                                              0
    32999                             0                                                              0
    33000                             0                                                              0
    32969                             0                                                              0
    32984                             0                                                              1
    36615                             0                                                              0
        9                             0                                                              0
        4                             0                                                              0
       11                             0                                                              0
    11.01                             0                                                              0
    11.02                             0                                                              0
    39475                             0                                                              0
    39427                             0                                                              2
    38622                             0                                                              0
940953386                             0                                                              0
    38362                             0                                                              0




    39326                             0                                                              0
940953074                             0                                                              0
       17                             0                                                              0
    38757                             0                                                              2
    55519                             0                                                              0
    39472                             0                                                              0
    39474                             0                                                              1
    38857                             0                                                              4
    38488                             0                                                              1
    39471                             0                                                              0
    39470                             0                                                              0
     3849                             0                                                              1
        3                             0                                                              0
    39139                             0                                                              0
    38856                             0                                                              0
       37                             0                                                              0
    38859                             0                                                              0
    54777                             0                                                              0
    38989                             0                                                              0
    54953                             0                                                              0
    39038                             0                                                              0
940952650                             0                                                              0
    38858                             0                                                              0
940953327                             0                                                              0
    38860                             0                                                              0
    38793                             0                                                              1
    38417                             0                                                              0
940953270                             0                                                              0
940953328                             0                                                              0
    53541                             0                                                              0
    53541                             0                                                              0
    39339                             0                                                              0
    53718                             0                                                              0
    55961                             0                                                              0
    54300                             0                                                              0

Loan #      Occupancy per RR    Occupancy Date   Utilities Tenant Pays               Elevator Present
---------   ----------------    --------------   ---------------------------------   ----------------
    54626               92.2    01/22/07         Electric, Gas, Sewer, Water         No
    35195               91.9%   08/20/06         Electric                            No
    35168               97.3%   08/31/06         Electric                            No
    27272               95.0%   08/20/06         Electric, Gas                       No
    35172               91.0%   08/31/06         Electric, Gas                       No
    35170               92.2%   08/20/06         Electric, Gas                       No
    32973               98.2%   08/31/06         Electric, Gas                       Yes
    32999               94.6%   08/20/06         Electric, Gas                       No
    33000               93.2%   08/20/06         Electric, Gas                       No
    32969               90.0%   08/20/06         Electric, Gas                       No
    32984              100.0%   08/31/06         Electric, Gas                       Yes
    36615               94.5%   06/30/06         Electric                            No
        9               99.1    11/20/06         Electric                            No
        4               98.4    01/11/07
       11               94.2    10/31/06         Water, Sewer                        Yes
    11.01               92.4    10/31/06         Water, Sewer                        Yes
    11.02               96.1    10/31/06         Water, Sewer                        Yes
    39475               96.8%   01/10/07         Electric, Gas, Water, Sewer         No
    39427               99.4%   01/03/07         Electric, Gas, Water, Sewer         No
    38622               95.6%   11/03/06         Electric, Gas, Water                No
940953386               91.7    01/30/07         Electric, gas, water/sewer, trash   No
    38362               93.0%   11/30/06         Electric, Water                     None




    39326               97.8%   01/12/07         Electric                            None
940953074               95.1    11/15/06         Electricity, water/sewer, Gas       No
       17              100.0    12/07/06         Electric                            Yes
    38757               98.3%   12/15/06         Electric                            No
    55519               89.4    12/25/06         Electric                            Yes
    39472               94.9%   01/10/07                                             No
    39474               94.6%   01/10/07         Electric                            No
    38857               90.1%   11/30/06         Electric                            No
    38488               97.0%   01/04/07         Electric, Gas, Water, Sewer         No
    39471               96.8%   01/10/07         Electric, Gas, Sewer, Water         No
    39470               95.8%   01/10/07         Electric, Gas, Sewer, Water         No
     3849               94.7%   12/28/06         Electric                            No
        3                 80    02/07/07         Electric, Water, Sewer              No
    39139              100.0%   01/30/07         Electric                            No
    38856               94.0%   12/07/06                                             No
       37               95.6    11/30/06         Electric, Gas                       No
    38859               96.2%   12/07/06         Electric                            No
    54777               95.8    01/15/07         Electric, Gas                       No
    38989               90.6%   02/09/07         Electric, Gas                       No
    54953               98.1    01/04/07         Electric                            No
    39038               88.4%   12/20/06         Electric                            Yes
940952650               97.7    01/05/07         Electricity, water/sewer, Gas       No
    38858               90.2%   12/07/06         Electric                            No
940953327               92.3    11/30/06         Electric, gas                       No
    38860               91.2%   12/07/06         Electric                            No
    38793              100.0%   11/02/06                                             NAP
    38417               96.0%   10/29/06         Electric                            No
940953270              100.0    02/06/07         Electricity, water/sewer, Gas       No
940953328               98.0    11/30/06         Electric, gas                       No
    53541               93.8    01/05/07         Electric, Gas                       No
    53541              100.0    01/04/07         Electric                            No
    39339               94.3%   01/30/07         Electric                            Yes
    53718               98.8    11/30/06         Electric, Gas                       No
    55961              100.0    01/04/07         Electric                            Yes
    54300              100.0    01/04/07         Electric                            No

Loan #      Sponsor
---------   -----------------------------------------------
    54626   Fairfield Colony L.P.
    35195   J.K. Properties, Inc.
    35168   J.K. Properties, Inc.
    27272   J.K. Properties, Inc.
    35172   J.K. Properties, Inc.
    35170   J.K. Properties, Inc.
    32973   J.K. Properties, Inc.
    32999   Woodman Realty, Inc.
    33000   J.K. Properties, Inc.
    32969   J.K. Properties, Inc.
    32984   J.K. Properties, Inc.
    36615   J.K. Properties, Inc.
        9   Chaim Schweid
        4   Salva Realty Group
       11   David Rosenburg, Dale Okonow
    11.01
    11.02
    39475   Mark Gleiberman
    39427   Marcus Weinstein
    38622   Brent D. Crawford, Robert C. Hoying
940953386   Michael B. Smuck, Edwin A. White
    38362   Joel O'Hayon-Crosby, Coni Jo Papin, Richard
            Rose, Sharon Rose, Carlos A.G. Vignon, David S.
            Wier, Greta J. Wier, Roger O. Danley, Nancy B.
            Danley, William Augenstein, Christopher Beck,
            Juchau, Barbara Fox Juchau
    39326   Henry A. Morton, Hallett P. Martson
940953074   Case-Remington Limited Partnership
       17   Shmuel Bar-or
    38757   Fabrizio Lucchese, William Myers
    55519   Steven M. Shaw, Kenneth A. Nonn
    39472   Mark Gleiberman
    39474   Mark Gleiberman
    38857   Brad Galinson, Jeff Lubow
    38488   Robert P. Jacobsen
    39471   Mark Gleiberman
    39470   Mark Gleiberman
     3849   Thomas A. Rosin
        3   GE\Venterra Realty
    39139   Carlos P. Capati
    38856   Brad Galinson, Jeff Lubow
       37   Jeffrey Kandel, Stanley Kandel
    38859   Brad Galinson, Jeff Lubow
    54777   Daniel Hibma, Paul A. Land, Roger Lucas
    38989   Irvin Taylor, Craig Greenwood
    54953   John E. Sanfilippo, Joey J. Sanfilippo
    39038   Percival Vaz
940952650   Mauer Family Trust
    38858   Brad Galinson, Jeff Lubow
940953327   Investment Concepts Inc.
    38860   Brad Galinson, Jeff Lubow
    38793   Paradise Park Co-op, Inc.
    38417   W. Daniel Hughes, Jr.
940953270   Michael Nuanes, Mike Curtis, Timothy Bonner
940953328   Michael Nuanes, Mike Curtis, Timothy Bonner
    53541   Thomas A. Berger, Mary C. Berger
    53541   John E. Sanfilippo
    39339   Carlos P. Capati
    53718   Philip L. Perry, Jim Hille and J. Paul McIntosh
    55961   John E. Sanfilippo
    54300   John E. Sanfilippo; Joey J. Sanfilippo

                     Only Needed for Cooperative Properties

  No. Sponsor Owned Units                              No. of Owner Occupied or
that are Rented or Available   Avg. Rent by BR for    Vacant Units Not Available
          for Rent             Rented Sponsor Units            for Rent
----------------------------   --------------------   --------------------------

____________________________   ____________________   __________________________


                 Only Needed for Manufactured Housing Pad Sites

*Can be footnoted instead of in columns

                                                                   Total Gross
                                                  Total Gross     Income of Just
No. Manufactured Housing Pads  Avg. Rent / Pad   Income of Park    MH Pad Sites
-----------------------------  ---------------   --------------   --------------

_____________________________  _______________   ______________   ______________


     Only Needed for Multifamily Properties with Retail or Commercial Space

*Can be footnoted instead of in columns

                                      Total Gross Income for Retail and
Total Gross Income From All Sources          Commercial Uses Only
-----------------------------------   ----------------------------------
                       4,583,798.61                         4,189,491.69
                         $1,717,835                           $1,222,452